Exhibit 32

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of National Lampoon, Inc. (the "Company") on Form 10-KSB for the period ending July 31, 2006, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

      (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities and Exchange Act of 1934; and

      (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


                                         By: /s/ Daniel S. Laikin
                                             -----------------------------------
                                             By: Daniel S. Laikin
                                             Chief Executive Officer
                                             November 14, 2006


                                         By: /s/ Jeff Gonzalez
                                             -----------------------------------
                                             By: Jeff Gonzalez
                                             Interim Chief Financial Officer and
                                             Principal Accounting Officer
                                             November 14, 2006


                                         By: /s/ Bruce K. Long
                                             -----------------------------------
                                             By: Bruce K. Long
                                             President
                                             November 14, 2006